Exhibit 99.1

FOR IMMEDIATE RELEASE	NASDAQ: NSIT

INSIGHT ENTERPRISES, INC. REPORTS THIRD QUARTER 2016 RESULTS

TEMPE, AZ – October 27, 2016 – Insight Enterprises, Inc. (NASDAQ: NSIT) (the “Company”) today reported results of operations for the quarter ended September 30, 2016.

In the third quarter of 2016, consolidated net sales were $1.39 billion, up 4% year over year. This improvement was driven by an increase in net sales reported in all three of the Company’s operating segments, including the generation of more than $1 billion of net sales by the Company’s North America operating segment during the third quarter.

Consolidated earnings from operations in the third quarter of 2016 increased 12% year over year to $36.4 million and diluted earnings per share increased to $0.60 compared to $0.56 for the third quarter of 2015. Adjusted diluted earnings per share was $0.62 in the third quarter of 2016 compared to $0.59 reported in the third quarter of last year.*

“I am pleased to report another strong quarterly performance in our business. Each of our operating segments delivered solid top-line growth, and we continued to manage expenses, which drove strong earnings growth year over year,” stated Ken Lamneck, President and Chief Executive Officer. “The market is stable, and our business is healthy. We believe we are well positioned heading into the fourth quarter to meet our financial and operational objectives for the full year,” added Lamneck.

KEY HIGHLIGHTS

•	Consolidated net sales of $1.39 billion for the third quarter of 2016 increased 4% compared to the third quarter of 2015.

•	Net sales in North America of $1.05 billion were up 3% year over year;

•	Net sales in EMEA of $311.7 million increased 6% year over year; and

•	Net sales in APAC of $29.7 million increased 13% year over year.

•	Excluding the effects of fluctuating foreign currency exchange rates, consolidated net sales increased 6% year over year, with net sales growth in North America, EMEA and APAC of 3%, 16% and 11%, respectively, year over year.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283          800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 2	October 27, 2016

•	Consolidated gross profit of $181.8 million remained relatively flat compared to the third quarter of 2015, with consolidated gross margin decreasing approximately 50 basis points to 13.1% of net sales.

•	Gross profit in North America of $136.8 million (13.0% gross margin) increased 1% year over year;

•	Gross profit in EMEA of $38.3 million (12.3% gross margin) decreased 6% year to year; and

•	Gross profit in APAC of $6.7 million (22.5% gross margin) increased 26% year over year.

•	Excluding the effects of fluctuating foreign currency exchange rates, consolidated gross profit increased 2% year over year, and gross profit in North America, EMEA and APAC increased 1%, 3% and 22%, respectively, year over year.

•	Consolidated earnings from operations increased 12% compared to the third quarter of 2015 to $36.4 million, or 2.6% of net sales.

•	Earnings from operations in North America increased 13% year over year to $35.8 million, or 3.4% of net sales;

•	Earnings from operations in EMEA decreased 74% year to year to $270,000, or 0.1% of net sales; and

•	Earnings from operations in APAC increased $360,000 year over year to $382,000, or 1.3% of net sales.

•	Excluding the effects of fluctuating foreign currency exchange rates, consolidated earnings from operations increased 13% year over year, and earnings from operations in North America and APAC increased 13% and 1,585%, respectively, year over year, while earnings from operations in EMEA declined 48% year to year.

•	Adjusted consolidated earnings from operations increased 8.6% year over year to $37.2 million, or 2.7% of net sales for the third quarter of 2016.*

•	Consolidated net earnings and diluted earnings per share for the third quarter of 2016 were $21.6 million and $0.60, respectively, at an effective tax rate of 35.0%.

•	Adjusted consolidated net earnings and Adjusted diluted earnings per share were $22.2 million and $0.62, respectively, for the third quarter of 2016.*

* In this press release, the Company refers to financial measures that are not prepared in accordance with United States generally accepted accounting principles (“GAAP”) in discussing financial results for the three and nine months ended September 30, 2016 and 2015. When referring to non-GAAP measures, the Company refers to such measures as “Adjusted.” Adjusted measures exclude severance and restructuring expenses recorded in all periods and the gain recorded in the second quarter of 2016 on an asset held for sale, as well as the tax effect of these items. A tabular reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures is included at the end of this press release.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 3	October 27, 2016

The Company refers to changes in net sales, gross profit and earnings from operations on a consolidated basis and in North America, EMEA and APAC excluding the effects of fluctuating foreign currency exchange rates. In computing these changes and percentages, the Company compares the current year amount as translated into U.S. dollars under the applicable accounting standards to the prior year amount in local currency translated into U.S. dollars utilizing the weighted average translation rate for the current period.

The tax effect of Adjusted amounts referenced herein were computed using the statutory tax rate for the taxing jurisdictions in the operating segment in which the related expenses were recorded, adjusted for the effects of valuation allowances on net operating losses in certain jurisdictions.

GUIDANCE

Given the Company’s year to date 2016 financial performance, the Company is maintaining its outlook that it expects net sales in 2016 to grow in the low single digit range year over year, and the Company is increasing its GAAP diluted earnings per share outlook for the full year 2016 to a range of $2.40 to $2.45. Excluding the gain recorded on an asset held for sale and severance and restructuring expenses recorded during the nine months ended September 30, 2016, Adjusted diluted earnings per share for the full year 2016 is expected to be between $2.45 to $2.50.*

This outlook reflects an effective tax rate in the fourth quarter of approximately 37% - 38%. This outlook excludes severance and restructuring expenses and the gain on building sale recorded during the year.

The per share effects of the items excluded from Adjusted diluted earnings per share are included in the tabular reconciliation of financial measures prepared in accordance with GAAP to non-GAAP financial measures at the end of this press release.

CONFERENCE CALL AND WEBCAST

The Company will host a conference call and live webcast today at 5:30 p.m. ET to discuss third quarter 2016 results of operations. A live web cast of the conference call (in listen-only mode) will be available on the Company’s web site at http://nsit.client.shareholder.com/events.cfm, and a replay of the web cast will be available on the Company’s web site for a limited time following the call. To listen to the live web cast by telephone, call 1-877-402-8904 if located in the U.S., 678-809-1029 for international callers, and enter the access code 4412980.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 4	October 27, 2016

USE OF NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures (referred to as Adjusted consolidated earnings from operations, Adjusted consolidated net earnings and Adjusted diluted earnings per share) exclude severance and restructuring expenses and a gain on the sale of real estate for which a non-cash impairment charge was previously reported, as well as the tax effect of these items. The Company excludes these items when internally evaluating earnings from operations, tax expense, net earnings and diluted earnings per share for the Company and earnings from operations for each of the Company’s operating segments. These non-GAAP measures are used to evaluate financial performance against budgeted amounts, to calculate incentive compensation, to assist in forecasting future performance and to compare the Company’s results to those of the Company’s competitors. The Company believes that these non-GAAP financial measures are useful to investors because they allow for greater transparency, facilitate comparisons to prior periods and the Company’s competitors’ results and assist in forecasting performance for future periods. These non-GAAP financial measures are not prepared in accordance with GAAP and may be different from non-GAAP financial measures presented by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 5	October 27, 2016

FINANCIAL SUMMARY TABLE

(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2016	2015	change		2016	2015	change
Insight Enterprises, Inc.
Net sales	$1,392,716	$1,342,195	4%		$4,017,932	$3,985,905		1%
Gross profit	$181,808	$182,251	—		$552,133	$535,479		3%
Gross margin	13.1%	13.6%	(50	bps)	13.7%	13.4%	30	bps
Selling and administrative expenses	$144,613	$148,796	(3%)		$440,918	$437,596		1%
Severance and restructuring expenses	$788	$817	(4%)		$3,053	$1,912		60%
Earnings from operations	$36,407	$32,638	12%		$108,162	$95,971		13%
Net earnings	$21,635	$20,825	4%		$63,590	$57,275		11%
Diluted earnings per share	$0.60	$0.56	7%		$1.74	$1.49		17%
North America
Net sales	$1,051,333	$1,022,432	3%		$2,914,475	$2,823,791		3%
Gross profit	$136,818	$135,998	1%		$391,929	$375,730		4%
Gross margin	13.0%	13.3%	(30	bps)	13.4%	13.3%	10	bps
Selling and administrative expenses	$100,420	$103,793	(3%)		$301,722	$295,228		2%
Severance and restructuring expenses	$643	$618	4%		$2,451	$873		181%
Earnings from operations	$35,755	$31,587	13%		$87,756	$79,629		10%
EMEA
Net sales	$311,732	$293,635	6%		$976,800	$1,029,103		(5%)
Gross profit	$38,308	$40,949	(6%)		$136,810	$138,575		(1%)
Gross margin	12.3%	13.9%	(160	bps)	14.0%	13.5%	50	bps
Selling and administrative expenses	$37,893	$39,721	(5%)		$121,663	$125,232		(3%)
Severance and restructuring expenses	$145	$199	(27%)		$487	$1,039		(53%)
Earnings from operations	$270	$1,029	(74%)		$14,660	$12,304		19%
APAC
Net sales	$29,651	$26,128	13%		$126,657	$133,011		(5%)
Gross profit	$6,682	$5,304	26%		$23,394	$21,174		10%
Gross margin	22.5%	20.3%	220	bps	18.5%	15.9%	260	bps
Selling and administrative expenses	$6,300	$5,282	19%		$17,533	$17,136		2%
Severance and restructuring expenses	$—	$—	—		$115	$—		**
Earnings from operations	$382	$22	1,636%		$5,746	$4,038		42%

	North America			EMEA			APAC
	Three Months Ended September 30,			Three Months Ended September 30,			Three Months Ended September 30,
Sales Mix	2016	2015	% change*	2016	2015	% change*	2016	2015	% change*
Hardware	62%	63%	2%	41%	46%	(5%)	16%	13%	32%
Software	31%	30%	3%	56%	51%	16%	75%	82%	4%
Services	7%	7%	12%	3%	3%	6%	9%	5%	116%

	100%	100%	3%	100%	100%	6%	100%	100%	13%

*	Represents growth/decline in category net sales on a U.S. dollar basis and does not exclude the effects of fluctuating foreign currency exchange rates.
**	Percentage change not considered meaningful.

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 6	October 27, 2016

FORWARD-LOOKING INFORMATION

Certain statements in this release and the related conference call and webcast are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, including the Company’s expected full year 2016 financial results, including top-line growth rates and diluted earnings per share, and the assumptions relating thereto, including the Company’s effective tax rate in the fourth quarter, and the state of the IT market as well as the Company’s ability to deliver on its financial and operational objectives and trends and opportunities relating thereto, are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results could differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. There can be no assurances that results described in forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Some of the important factors that could cause the Company’s actual results to differ materially from those projected in any forward-looking statements, include, but are not limited to, the following, which are discussed in “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2015:

•	actions of the Company’s competitors, including manufacturers and publishers of products the Company sells;

•	the Company’s reliance on partners for product availability, competitive products to sell and related marketing funds and purchasing incentives;

•	changes in the IT industry and/or rapid changes in technology;

•	possible significant fluctuations in the Company’s future operating results;

•	general economic conditions;

•	the risks associated with the Company’s international operations;

•	the security of the Company’s electronic and other confidential information;

•	disruptions in the Company’s IT systems and voice and data networks;

•	failure to comply with the terms and conditions of the Company’s commercial and public sector contracts;

•	the Company’s reliance on commercial delivery services;

•	the Company’s dependence on certain personnel;

•	exposure to changes in, interpretations of, or enforcement trends related to tax rules and regulations; and

•	intellectual property infringement claims and challenges to the Company’s registered trademarks and trade names.

Additionally, there may be other risks that are otherwise described from time to time in the reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements in this release should be considered in light of various important factors, including the risks and uncertainties listed above, as well as others. The Company assumes no obligation to update, and, except as may be required by law, does not intend to update, any forward-looking statements. The Company does not endorse any projections regarding future performance that may be made by third parties.

CONTACTS:	GLYNIS BRYAN	HELEN JOHNSON
	CHIEF FINANCIAL OFFICER	SENIOR VP, FINANCE
	Tel. 480.333.3390	Tel. 480.333.3234
	EMAIL glynis.bryan@insight.com	EMAIL helen.johnson@insight.com

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 7	October 27, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Net sales	$1,392,716	$1,342,195	$4,017,932	$3,985,905
Costs of goods sold	1,210,908	1,159,944	3,465,799	3,450,426

Gross profit	181,808	182,251	552,133	535,479
Operating expenses:
Selling and administrative expenses	144,613	148,796	440,918	437,596
Severance and restructuring expenses	788	817	3,053	1,912

Earnings from operations	36,407	32,638	108,162	95,971
Non-operating (income) expense:
Interest income	(318)	(265)	(784)	(611)
Interest expense	2,517	2,062	6,357	5,518
Net foreign currency exchange (gain) loss	579	(1,561)	1,042	(928)
Other expense, net	352	357	979	969

Earnings before income taxes	33,277	32,045	100,568	91,023
Income tax expense	11,642	11,220	36,978	33,748

Net earnings	$21,635	$20,825	$63,590	$57,275

Net earnings per share:
Basic	$0.61	$0.56	$1.75	$1.50

Diluted	$0.60	$0.56	$1.74	$1.49

Shares used in per share calculations:
Basic	35,474	37,095	36,310	38,279

Diluted	35,790	37,351	36,596	38,557

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 8	October 27, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN THOUSANDS)

(UNAUDITED)

	September 30, 2016	December 31, 2015
ASSETS
Current assets:
Cash and cash equivalents	$175,695	$187,978
Accounts receivable, net	1,162,424	1,315,094
Inventories	175,195	119,820
Inventories not available for sale	52,301	51,756
Other current assets	101,235	77,011

Total current assets	1,666,850	1,751,659
Property and equipment, net	76,614	88,281
Goodwill	62,936	56,195
Intangible assets, net	22,529	26,983
Deferred income taxes	59,034	62,986
Other assets	28,840	27,913

	$1,916,803	$2,014,017

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable – trade	$617,763	$905,464
Accounts payable – inventory financing facility	135,783	106,327
Accrued expenses and other current liabilities	140,695	144,633
Current portion of long-term debt	533	1,535
Deferred revenue	42,774	50,166

Total current liabilities	937,548	1,208,125
Long-term debt	243,372	89,000
Deferred income taxes	1,042	239
Other liabilities	30,821	30,911

	1,212,783	1,328,275

Stockholders’ equity:
Preferred stock	—	—
Common stock	355	371
Additional paid-in capital	306,933	316,686
Retained earnings	438,437	408,721
Accumulated other comprehensive loss – foreign currency translation adjustments	(41,705)	(40,036)

Total stockholders’ equity	704,020	685,742

	$1,916,803	$2,014,017

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 9	October 27, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(IN THOUSANDS)

(UNAUDITED)

	Nine Months Ended September 30,
	2016	2015
Cash flows from operating activities:
Net earnings	$63,590	$57,275
Adjustments to reconcile net earnings to net cash (used in) provided by operating activities:
Depreciation and amortization	30,097	28,426
Non-cash real estate impairment	—	800
Provision for losses on accounts receivable	1,401	4,139
Write-downs of inventories	2,297	2,834
Write-off of property and equipment	—	72
Non-cash stock-based compensation	8,308	6,685
Excess tax benefit from employee gains on stock-based compensation	(293)	(544)
Deferred income taxes	3,424	2,463
Gain on sale of real estate	(338)	—
Changes in assets and liabilities:
Decrease in accounts receivable	133,289	168,781
Increase in inventories	(59,707)	(13,508)
Increase in other assets	(22,713)	(3,077)
Decrease in accounts payable	(278,097)	(212,289)
Decrease in deferred revenue	(6,645)	(4,181)
Increase (decrease) in accrued expenses and other liabilities	244	(13,234)

Net cash (used in) provided by operating activities	(125,143)	24,642

Cash flows from investing activities:
Purchases of property and equipment	(9,714)	(10,804)
Proceeds from sale of real estate, net	1,378	—
Acquisition of Ignia, net of cash acquired	(10,804)	—
Acquisition of BlueMetal, net of cash acquired	507	—

Net cash used in investing activities	(18,633)	(10,804)

Cash flows from financing activities:
Borrowings on senior revolving credit facility	534,920	511,410
Repayments on senior revolving credit facility	(506,420)	(511,410)
Borrowings on accounts receivable securitization financing facility	1,947,000	1,388,100
Repayments on accounts receivable securitization financing facility	(1,822,000)	(1,364,100)
Repayments under other financing agreements	(1,309)	(543)
Payments on capital lease obligations	(270)	(167)
Net borrowings under inventory financing facility	29,456	53,708
Payment of deferred financing fees	(3,360)	—
Excess tax benefit from employee gains on stock-based compensation	293	544
Payment of payroll taxes on stock-based compensation through shares withheld	(2,159)	(2,137)
Repurchases of common stock	(50,000)	(91,843)

Net cash provided by (used in) financing activities	126,151	(16,438)

Foreign currency exchange effect on cash and cash equivalent balances	5,342	(13,790)

Decrease in cash and cash equivalents	(12,283)	(16,390)
Cash and cash equivalents at beginning of period	187,978	164,524

Cash and cash equivalents at end of period	$175,695	$148,134

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958

Insight Q3 2016 Results, Page 10	October 27, 2016

INSIGHT ENTERPRISES, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(IN THOUSANDS, EXCEPT PER SHARE DATA)

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
Adjusted Consolidated Earnings from Operations:
GAAP	$36,407	$32,638	$108,162	$95,971
Severance and restructuring expenses	788	817	3,053	1,912
Non-cash real estate impairment	—	800	—	800
Gain on sale of real estate for which a non-cash impairment charge was previously reported	—	—	(338)	—

Non-GAAP	$37,195	$34,255	$110,877	$98,683

Adjusted Consolidated Net Earnings:
GAAP	$21,635	$20,825	$63,590	$57,275
Severance and restructuring expenses	788	817	3,053	1,912
Non-cash real estate impairment	—	800	—	800
Gain on sale of real estate for which a non-cash impairment charge was previously reported	—	—	(338)	—
Income taxes on non-GAAP adjustments	(234)	(559)	(871)	(690)

Non-GAAP	$22,189	$21,883	$65,434	$59,297

Adjusted Consolidated Diluted EPS:
GAAP	$0.60	$0.56	$1.74	$1.49
Severance and restructuring expenses	0.02	0.02	0.08	0.05
Non-cash real estate impairment	—	0.02	—	0.02
Gain on sale of real estate for which a non-cash impairment charge was previously reported	—	—	(0.01)	—
Income taxes on non-GAAP adjustments	—	(0.01)	(0.02)	(0.02)

Non-GAAP	$0.62	$0.59	$1.79	$1.54

Adjusted North America Earnings from Operations:
GAAP	$35,755	$31,587	$87,756	$79,629
Severance and restructuring expenses	643	618	2,451	873
Non-cash real estate impairment	—	800	—	800
Gain on sale of real estate for which a non-cash impairment charge was previously reported	—	—	(338)	—

Non-GAAP	$36,398	$33,005	$89,869	$81,302

Adjusted EMEA Earnings from Operations:
GAAP	$270	$1,029	$14,660	$12,304
Severance and restructuring expenses	145	199	487	1,039

Non-GAAP	$415	$1,228	$15,147	$13,343

Adjusted APAC Earnings from Operations:
GAAP	$382	$22	$5,746	$4,038
Severance and restructuring expenses	—	—	115	—

Non-GAAP	$382	$22	$5,861	$4,038

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Insight Enterprises, Inc.         6820 South Harl Avenue         Tempe, Arizona 85283         800.467.4448         FAX 480.760.8958